Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Boulevard Acquisition Corp.

We have audited the accompanying balance sheet of Boulevard Acquisition Corp. (a corporation in the development stage) (the “Company”) as of February 19, 2014. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Boulevard Acquisition Corp. (a corporation in the development stage) as of February 19, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

New York, New York
February 25, 2014

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

BALANCE SHEET
February 19, 2014

ASSETS

Current asset:
Cash	$1,541,775
Cash held in Trust Account	210,000,000
Total assets	$211,541,775

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:
Accrued formation and offering costs	$139,999
Accrued expenses	1,194
Due to related party	235,346
Accrued expenses and liabilities	376,539
Deferred underwriting compensation	7,350,000
Total liabilities	7,726,539
Common stock subject to possible redemption; 19,881,523 shares (at redemption value of approximately $10.00 per share)	198,815,226
Stockholders’ equity:
Preferred stock, $.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $.0001 par value; 400,000,000 shares authorized; 7,155,977 shares issued and outstanding (excluding 19,881,523 subject to possible redemption)	716
Additional paid-in capital	4,999,294
Total stockholders’ equity	5,000,010
Total liabilities and stockholders’ equity	$211,541,775

See accompanying notes to balance sheet.

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

1. Organization and Business Operations

Incorporation

Boulevard Acquisition Corp. (the “Company”), a corporation in the development stage, was incorporated in Delaware on October 24, 2013.

Sponsor

The Company’s sponsor is Boulevard Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”).

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses that it has not yet identified (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Financial Accounting Standards Board (FASB) Accounting Standard Codification, or ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies.

The Company’s management has broad discretion with respect to the Business Combination. However, there is no assurance that the Company will be able to successfully affect a Business Combination.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective by the United States Securities and Exchange Commission on February 12, 2014. In November, the Sponsor agreed to purchase simultaneously with the closing of the Public Offering $5,950,000 of warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $210,000,000 was placed in a trust account with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”).

Trust Account

The Trust Account will be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, which we refer to as the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

The Company’s amended and restated certificate of incorporation provides that, except with respect to (i) interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, and (ii) up to $2.1 million of interest earned on the funds held in the trust account that may be released to the Company for its working capital requirements, the proceeds will not be released from the trust account until the earlier of (a) the completion of the Company’s initial business combination or (b) the redemption of the shares of common stock included in the units being sold in the Public Offering (the “Public Shares”) if the

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Company is unable to complete its business combination within 21 months from the closing of this offering (or 24 months, as applicable), subject to applicable law.

Business Combination

The Company’s Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the Business Combination. The Company will not complete a Business Combination unless it acquires a controlling interest in a target company or is otherwise not required to register as an investment company under the Investment Company Act.

The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or to pay our franchise and income taxes, less franchise and income taxes payable, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to commencement of the tender offer, including interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or to pay our franchise and income taxes, less franchise and income taxes payable. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

If the Company holds a stockholder vote in connection with a Business Combination, a public stockholder will have the right to redeem its shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or to pay our franchise and income taxes, less franchise and income taxes payable. As a result, such shares of common stock will be recorded at redemption amount and classified as temporary equity upon the completion of the Public Offering, in accordance with FASB, ASC 480, “Distinguishing Liabilities from Equity.”

The Company will only have 21 months from the date of the final prospectus to complete its initial Business Combination (or 24 months, as applicable). If the Company does not complete a Business Combination within this period of time, it shall (i) cease all operations except for the purposes of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares of common stock for a per-share pro rata portion of the Trust Account, including interest earned on the funds held in the trust account and not previously released to us for our working capital requirements or to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), less franchise and income taxes payable, and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, as part of its plan of dissolution and liquidation. The initial stockholders have entered into letter agreements with the Company, pursuant to which they have waived their rights to participate in any redemption with respect to their initial shares; however, if the initial stockholders or any of the Company’s officers, directors or affiliates acquire shares of common stock in or after the Public Offering, they will be entitled to a pro

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not complete a Business Combination within the required time period.

In the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

Emerging Growth Company

Further, Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

2. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Development Stage Company

The Company complies with the reporting requirements of FASB ASC 915, “Development Stage Entities.” At February 19, 2014, the Company has not commenced any operations nor generated revenue to date. All activity through February 19, 2014 relates to the Company’s formation and the Public Offering. Following the Public Offering, the Company will not generate any operating revenues until after completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Offering Costs

The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A, “Expenses of Offering.” Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, at February 19, 2014, offering costs totaling approximately $12,159,000 (including $11,550,000 in underwriters fees, which is net of reimbursable expenses) have been charged to stockholders’ equity.

Redeemable Common Stock

As discussed in Note 1, all of the 21,000,000 common shares sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against retained earnings.

Accordingly, at February 19, 2014, 19,881,523 of the 21,000,000 Public Shares were classified outside of permanent equity at its redemption value.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company complies with the accounting and reporting requirements of Financial Accounting Standards Board Accounting Standard Codification, or FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at February 19, 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Stock Dividends

On February 11, 2014 and February 12, 2014,  the Company effected stock dividends of approximately 0.167 shares and 0.2 shares, respectively, for each outstanding share of common stock.  All transactions and disclosures in the financial statements, related to the Company’s Stock, have been adjusted to reflect the effect of the stock dividends.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3. Public Offering

Public Units

On February 19, 2014, the Company sold 21,000,000 units at a price of $10.00 per unit (the “Public Units”) in the Public Offering. Each Unit consists of one share of the Company’s common stock, $0.0001 par value per share (the “Public Shares”), and one-half of one warrant (the “Public Warrants”). Each whole Public Warrant entitles the holder thereof to purchase one share of the Company’s common stock.

Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act of 1933, as amended (the “Securities Act”), following the completion of the Company’s Initial Business Combination. Each whole Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50 per share. Each Public Warrant will become exercisable on the later of 30 days after the completion of our initial Business Combination or 12 months from the closing of the Public Offering. However, if the Company does not complete its initial Business Combination on or prior to the 21- month (or 24-month) period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Public Warrants issued in connection with the 21,000,000 public units during the exercise period, there will be no net cash settlement of these Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

The Company paid an upfront underwriting discount of $0.20 per unit ($4,200,000 in the aggregate) to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) of $0.35 per unit ($7,350,000 in the aggregate). The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes a Business Combination. The underwriters are not entitled to any interest accrued on the Deferred Discount.

4. Related Party Transactions

Founder Shares

In November 2013, the Sponsor purchased 6,037,500 shares of the Company’s common stock (the “Founder Shares”) for $25,000, or approximately $.004 per share. In January 2014, the Sponsor assigned an aggregate of totaling of 60,375 Founder Shares to the independent director nominees at their original purchase price.

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

The Founder Shares are identical to the common stock included in the Units being sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

In addition, 25% Founder Shares, representing 5% of the Company’s issued and outstanding shares after the Public Offering (including any exercise of the underwriters’ over-allotment option) are subject to forfeiture by the Sponsor under certain conditions described in the Prospectus.

The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions discussed in the Prospectus, the Founder Shares may not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of the Business Combination or earlier if, subsequent to the Business Combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Rights - The Founder Shares are identical to the Public Shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described above, and (ii) the initial stockholders have agreed to waive their redemption rights in connection with the Business Combination with respect to the Founder Shares and to waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within 21 months (or 24 months, as applicable) from the closing of the Public Offering.

Voting - If the Company seeks stockholder approval of a Business Combination, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Public Offering in favor of the Business Combination.

Redemption - Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares they may own.

Private Placement Warrants

The Sponsor purchased from the Company an aggregate of 5,950,000 Warrants at a price of $1.00 per Warrant (a purchase price of $5.95 million), in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. The purchase price of the Private Placement Warrants was added to the proceeds from this offering to be held in the trust account pending completion of the Company’s initial Business Combination.

The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the initial Business Combination and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the Units being sold in this offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants being sold as part of the Units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants issued to the Sponsor will expire worthless.

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Registration Rights

The holders of the founder shares and private placement warrants will hold registration rights to require the Company to register the sale of certain securities held by them pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

Administrative Service Agreement

Commencing on the date the Company’s securities are first listed on the NASDAQ Capital Market, the Company has agreed to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. This arrangement is being agreed to by an affiliate of the Sponsor for the Company’s benefit and is not intended to provide the Sponsor compensation in lieu of salary or other remuneration. Upon consummation of the Company’s initial business combination or its liquidation, the Company will cease paying these monthly fees.

Sponsor Loans

The Sponsor has also agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) to cover expenses related to this Public Offering. The Note will be payable without interest on the earlier of June 1, 2014 or the completion of the Public Offering. From inception through February 19, 2014, no amount was drawn.

Due to Related Party

Due to related party represents amounts payable to an affiliate for certain offering expenses paid on behalf of the Company.

5. Deferred Underwriting Compensation

The Company is committed to pay the Deferred Discount totaling $7,350,000, or 3.5% of the gross offering proceeds payable upon the Company’s completion of a Business Combination. The Deferred Discount will become payable to the underwriters from the amounts held in the trust account solely in the event the Company completes its initial Business Combination.

6. Trust Account

As of February 19, 2014, the balance in the Trust Account was $210,000,000.

7. Stockholders’ Equity

Common Stock - The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At February 19, 2014, there were 26,250,000 shares of common stock outstanding, including 19,881,523 shares subject to possible redemption.

Preferred Shares - The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

8. Subsequent Events

Management has performed an evaluation of subsequent events through February 25, 2014, the date of issuance of the balance sheet, noting no items which require adjustment or disclosure.

BOULEVARD ACQUISITION CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

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